UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2021

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Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ISNS	The Nasdaq Capital Market
Preferred Stock Purchase Rights	ISNS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On January 8, 2020, Image Sensing Systems, Inc. (the "Company") announced the formation of a Special committee to conduct a comprehensive review of strategic alternatives to maximize shareholder value.  The Special Committee anticipated discussing the results of this evaluation at the Company's annual shareholder meeting usually held in May.  With the onset of the COVID-19 pandemic in March 2020 and the resulting market conditions, the review was delayed.  Ultimately, the Board of Directors terminated this review in October 2020, which did not allow sufficient time for the Company to prepare and conduct a shareholders meeting during 2020.

On January 5, 2021, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq"), notifying the Company that it has not held an annual meeting of shareholders within twelve months of the end of the Company's fiscal year end, December 31, 2019.  As a result, the Company does not comply with Nasdaq Listing Rule 5620(a) (the "Annual Meeting Rule").  The letter is only a notice of deficiency, not of imminent delisting, and it has no current effect on the listing or trading of the Company's securities on Nasdaq.

The letter states that, under Nasdaq rules, the Company must submit a plan to regain compliance with the Annual Meeting Rule to Nasdaq within 45 calendar days, which is on or before February 19, 2021.  The Company intends to submit a plan to Nasdaq on or before February 19, 2021 to set a date for an annual meeting of shareholders to be held on or before May 2021 to regain compliance with the Annual Meeting Rule within the required timeframe.  The letter provides that if Nasdaq accepts the Company's plan, Nasdaq can grant an exception of up to 180 calendar days from December 31, 2020, or until June 29, 2021, to regain compliance with the Annual Meeting Rule.  If Nasdaq does not accept the Company's plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2021	Image Sensing Systems, Inc.

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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